UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-3.81%	-8.37%	3.04%
1-Year	-2.40	-7.03	0.87
5-Year	1.14	0.16	3.01
10-Year	1.91	1.42	4.52

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Virginia Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of September 30, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 5.63% and were ranked second, behind this Fund’s Class Y shares, for distribution yield at NAV in Lipper’s Virginia Municipal Debt Funds category. Falling bond prices at the outset and end of the reporting period, however, caused the Fund’s NAV to decline, and the 6-month cumulative total return of the Fund’s Class A shares was negative as of September 30, 2017.

MARKET OVERVIEW

U.S. equities extended their rally during this reporting period, repeatedly topping previous record high closes, and prices rose for all but the shortest-maturity AAA-rated municipal bonds and for Treasury securities with maturities of 7 years or more. The Bloomberg Barclays Municipal Bond Index, which is this Fund’s benchmark and a widely used index of the performance of the general muni market, provided a 6-month total return of 3.04% as of September 30, 2017.

At its September meeting, the Federal Reserve

The average distribution yield in Lipper’s Virginia Municipal Debt Funds category was 3.11% at the end of this reporting period. At 5.63%, the distribution yield at NAV for this Fund’s Class A shares was 252 basis points higher than the category average.

Open Market Committee (FOMC) held the Fed Funds target rate to a range of 0.75% to 1.00%. The FOMC, noting that it expects economic conditions to “evolve in a manner

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.63%
Dividend Yield with sales charge	5.37
Standardized Yield	2.61
Taxable Equivalent Yield	4.92
Last distribution (9/26/17)	$0.037
Total distributions (4/1/17 to 9/30/17)	$0.230

Endnotes for this discussion begin on page 15 of this report.

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that will warrant gradual increases” in the Fed Funds rate, continued to signal its intent to increase the rate once more in 2017 and three times in 2018. As had been previewed in the second quarter, the Fed’s $4.5 trillion balance sheet will begin to be “normalized.” Reductions of $10 billion a month will commence in October 2017 and rise to $50 billion a month over the next year.

The benchmark interest rate was raised in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point.

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

At the end of this reporting period, the BofA Merrill Lynch AAA Municipal Securities Index, which is the AAA subset of the broader BofA Merrill Lynch US Municipal Securities Index – was 1.83, 15 basis points lower than on September 30, 2016. Most of the yield curve for high-grade municipal bonds was higher at the end of this reporting period than on

March 31, 2017; bonds maturing in 1-year, however, rose in price during the reporting period.

Both the high-grade muni yield curve and the Treasury yield curve flattened during this reporting period, with improving yields at the short end of the curve and declining yields for bonds with longer maturities. While flatter yield curves can reflect investors’ expectations for a static or weakening economy, we note that some longer-term, high-grade munis offered higher nominal yields than Treasury securities with comparable maturities.

As of September 30, 2017, munis of all maturities provided taxpayers in the top four federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

During this reporting period, S&P Global Ratings (S&P) revised its outlook on Virginia’s general obligation (G.O.) bonds to negative from stable, while also affirming its AAA rating. Virginia, which has regularly been lauded for its approach to fiscal management,

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continued to maintain triple-A ratings from Moody’s Investors Service and Fitch Ratings as well. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Virginia Department of Transportation (VDOT) worked this reporting period to determine how to finance the Hampton Roads, which would widen an interstate and add three lanes to an existing subsea highway. The VDOT’s options include the use of a private-public partnership (P3). If a P3 is selected, from a list likely to be assembled by spring 2018, construction could begin in spring 2019. The project is expected to cost between $3.5 billion and $4 billion and to be completed in 2024.

A June 2017 funding plan from the Transit Capital Project Revenue Advisory Board to the Commonwealth Transportation Board states that Virginia would be able to raise $1.3 billion over 10 years for the maintenance and expansion of transit systems by levying higher taxes and fees. According to The Bond Buyer, Virginia’s sales tax would rise to 5.55% (6.25% in northern Virginia and Hampton Roads) and the gasoline sales tax would rise to 5.6%. Regionally specific tax increases proposed in the revenue plan for northern Virginia and Hampton Roads include an increase in the regional gas tax to 3.3%, from 2.1%, a $12 per year tax on utility bills, and a hike in the local sales tax in areas served by Metro.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

The federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the official Medicaid cap for the Commonwealth and in line will historic Medicaid funding for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s 10-year fiscal plan, introduced in October 2016, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

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The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked to finalize a restructuring support agreement (RSA) whose terms were originally agreed on in September 2015 and extended several times. PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board voted against the RSA and commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget. The new budget came as a response to Governor Ricardo Rosselló Nevares’ proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the Government Development Bank (GDB), giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

In other news, the Commonwealth held a vote regarding statehood in June 2017. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.” Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

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        The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

Meanwhile, the U.S. Census Bureau reported that the median income on Puerto Rico rose in 2016.

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

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        The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	Rene Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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In mid-August, the governor swore in a seven-member Puerto Rico Statehood Commission, a delegation that will seek to be seated in the U.S. Congress as the Commonwealth’s representatives. Since 1796, when the territory of Tennessee sent its delegation of statehood advocates to the nation’s capital, this approach has been called the Tennessee Plan. The governor has acknowledged that Congress is not likely to act with haste, but he nonetheless hopes that the commission can “draw attention and sensitize the nation about the need for Puerto Ricans to be recognized in equality as American citizens.” Given all that is currently on Congress’s agenda, we do not believe it likely that the delegation or the push for Puerto Rican statehood will gain significant attention.

In late September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, and Maria made landfall: Nearly 50 people died, structural damage was extensive, and millions were left without power or drinking water. Military personnel and representatives of FEMA (the Federal Emergency Management Agency) were deployed.

(Damage from Maria was also significant on the U.S. Virgin Islands.)

The work of the federal oversight board and Title III proceedings under PROMESA were temporarily halted. The Puerto Rican government was rightly focused on immediate needs. A creditors group that included Oppenheimer Rochester offered PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). The offer, which was designed to provide immediate relief and help Puerto Rico qualify for matching funds from FEMA, also gave creditors the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. The offer was rejected despite the government’s assertion that its cash position was weakening.

Developments after September 30:

Following his visit to Puerto Rico, President Donald J. Trump spoke of wiping out Puerto Rico’s debt, a comment that led to steep declines in securities issued by the Commonwealth of Puerto Rico on October 4. Mick Mulvaney, Mr. Trump’s budget director, later explained that “what you heard the president say is that Puerto Rico is going to have to figure out a way to solve its debt problems.”

Later in October, Gov. Rosselló traveled to the White House to request an estimated $4.6 billion in block grants and other funding. The governor set a new timetable for restoring electrical service, pledging that 95% of customers would have electricity by mid-December; earlier, officials had said it could take 6 months to a year to restore power throughout the Commonwealth. Also in late October, the U.S. Congress passed a $36.5 billion disaster relief package, its second such package for areas affected by Hurricanes Harvey, Irma and Maria.

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While the official figure for deaths caused by Hurricane Maria was said to be in the mid-50s as of November 1, 2017, news reports indicated that the figure was substantially higher. Significant portions of the island remained without power as of mid-November amid a controversy that led to the cancellation of a $300 million contract that had been awarded to Whitefish Energy Holdings, a small Montana-based company. Parts of the island do not have running water. The National Guard and FEMA, among other organizations, continue to be deployed in Puerto Rico, but the commander overseeing the U.S. military’s mission in Puerto Rico said in early November that the military is preparing to wind down operations. The Trump administration has agreed to release FEMA aid faster than is typical, and FEMA will cover 90% of the costs to rebuild public infrastructure, up from the standard 75%. The agreement also calls for third-party estimates for the costs and expenditures on “big-ticket projects.”

Meanwhile, the Rosselló administration, the federal oversight board and various bondholders remained at odds about the extent of the board’s authority. Officials seeking to resolve these disputes appeared before Congressional hearings in the first half of November. On November 13, 2017, the governor submitted a request for $94.4 billion in hurricane relief and Judge Swain ruled that the oversight board was not authorized to replace PREPA’s executive director with a chief transformation officer of its choosing.

FUND PERFORMANCE

Oppenheimer Rochester Virginia Municipal Fund held more than 85 securities as of September 30, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 4.1 cents per share at the outset of this reporting period, was reduced to 3.7 cents per share beginning with the June 2017 payout. In all, the Fund distributed 23.0 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can cause it at times to underperform the overall market; that was the case this reporting period. The Fund had a highly ranked distribution yield at NAV, as noted earlier, and a taxable equivalent yield of 4.92% this reporting period. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

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Nine of the Fund’s 10 largest sectors were among the Fund’s 10 strongest performers this reporting period. The Fund’s performance was primarily driven by its holdings in the highway/commuter sector, the Fund’s third-largest. The bonds in this sector, including two relatively small securities issued in the Commonwealth of Puerto Rico, are used to build and maintain roadways and highway amenities. Other leading contributors to performance were the Fund’s largest and second-largest sectors (higher education and tobacco bonds, respectively), its fourth-through sixth-largest sectors (Special Assessment, hospital/healthcare and water utilities, respectively) and its eighth-through tenth-largest sectors (government appropriations, multifamily housing and adult living facilities, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. As of September 30, 2017, the higher education sector, the Fund’s second-strongest sector, included two bonds issued in Puerto Rico, one of which was insured; the investment-grade bonds in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The high-yielding tobacco bonds are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA). This sector was the Fund’s sixth-strongest performer as of September 30, 2017. Special

Assessment bonds, which are land development bonds that help finance the infrastructure needs of new real estate development, constituted the third-best performer this reporting period. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Most of the Fund’s holdings in the hospital/healthcare sector are investment grade, though the Fund also invests across the credit spectrum in this sector; three of the Fund’s holdings in this sector were issued in the Commonwealth of Puerto Rico. The Fund’s water utilities sector, which held two securities issued by Virginia municipalities, was the fourth-strongest performer this reporting period. The government appropriations sector, which includes bonds backed by budget allocations, was the tenth-strongest performer this reporting period and, as of September 30, 2017, included two relatively small securities issued in Puerto Rico. The Fund’s carefully selected multifamily housing bonds continued to generate high levels of tax-free income this reporting period; we believe that this sector, the Fund’s ninth-strongest contributor to performance this reporting period, is likely to bring benefit to investors over the long term. Securities in the adult living facilities sector, the Fund’s eighth-strongest contributor to performance, finance various projects at senior living centers and tend to perform well in densely populated geographies with strong

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real estate values and in more rural areas with stable home prices.

Four sectors detracted from the Fund’s total return during the reporting period: the Fund’s seventh-largest sector (G.O.s) and its eleventh- through thirteenth-largest sectors (municipal leases, electric utilities and sales tax revenues, respectively). All were adversely affected by developments in Puerto Rico (as discussed above).

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico and Guam are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

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In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Higher Education	15.5%
Tobacco Master Settlement Agreement	12.1
Highways/Commuter Facilities	11.6
Special Assessment	9.8
Hospital/Healthcare	9.2
Water Utilities	8.7
General Obligation	5.7
Government Appropriation	4.1
Multifamily Housing	4.1
Adult Living Facilities	3.8

Portfolio holdings are subject to change. Percentages are as of September 30, 2017 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	18.6%	0.0%	18.6%
AA	26.9	0.0	26.9
A	0.4	0.0	0.4
BBB	6.4	13.8	20.2
BB or lower	27.8	6.1	33.9
Total	80.1%	19.9%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/17

	Without Sales Charge	With Sales Charge
Class A	5.63%	5.37%
Class B	4.76	N/A
Class C	4.77	N/A
Class Y	5.64	N/A
STANDARDIZED YIELDS For the 30 Days Ended 9/30/17
Class A	2.61%
Class B	1.95
Class C	1.97
Class Y	2.75

TAXABLE EQUIVALENT YIELDS

As of 9/30/17

Class A	4.92%
Class B	3.67
Class C	3.71
Class Y	5.18

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 9/30/17

Class A	2.35%
Class B	1.51
Class C	1.69
Class Y	2.71

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORVAX)	7/18/06	-3.81%	-2.40%	1.14%	1.91%	1.85%
Class B (ORVBX)	7/18/06	-4.18	-3.13	0.38	1.47	1.42
Class C (ORVCX)	7/18/06	-4.19	-3.25	0.38	1.15	1.05
Class Y (ORVYX)	7/29/11	-3.81	-2.52	1.15	N/A	4.06

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORVAX)	7/18/06	-8.37%	-7.03%	0.16%	1.42%	1.41%
Class B (ORVBX)	7/18/06	-8.86	-7.74	0.07	1.47	1.42
Class C (ORVCX)	7/18/06	-5.12	-4.17	0.38	1.15	1.05
Class Y (ORVYX)	7/29/11	-3.81	-2.52	1.15	N/A	4.06

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

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convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.037 for the 35-day accrual period ended September 26, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 26, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0312, $0.0312 and $0.0370, respectively, for the 35-day accrual period ended September 26, 2017 and on the corresponding net asset values on that date. Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Virginia Municipal Debt Funds category is based on 35 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and Virginia tax rate of 46.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many

16        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017
Class A	$1,000.00	$961.90	$4.68
Class B	1,000.00	958.20	8.38
Class C	1,000.00	958.10	8.38
Class Y	1,000.00	961.90	4.68

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.31	4.82
Class B	1,000.00	1,016.55	8.63
Class C	1,000.00	1,016.55	8.63
Class Y	1,000.00	1,020.31	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.95%
Class B	1.70
Class C	1.70
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—104.6%
District of Columbia—7.9%
$230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000%		10/01/2030	$253,071
150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375		10/01/2029	155,561
3,800,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	4.763	[2]	10/01/2035	1,946,854
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.906	[2]	10/01/2040	1,857,100
1,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[3]	10/01/2044	1,175,700
					5,388,286

Virginia—71.2%
1,906,000	Celebrate, VA North CDA Special Assessment[4]	6.750		03/01/2034	1,296,042
1,074,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	536,946
3,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2041	3,438,960
1,715,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250		03/01/2032	1,716,406
5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	5,733
3,500,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		05/15/2044	3,931,200
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,055
75,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	75,130
10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100		09/01/2026	10,026
2,430,000	Fairfax County, VA Water Authority[1]	5.000		04/01/2042	2,877,898
1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4,5]	5.125		03/01/2036	324,779
1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4,5]	5.450		03/01/2036	367,250
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4,5]	5.800		03/01/2036	312,287
210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250		11/01/2042	226,216
3,000,000	Henrico County, VA Water & Sewer[1]	5.000		05/01/2042	3,498,180
2,299,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,208,511
501,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050		03/01/2054	74,654
2,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	2,002,140
300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500		09/01/2031	340,548
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	1,005,700
975,000	Suffolk, VA Economic Devel. Authority (United Church Homes & Services/Lake Prince Center Obligated Group)[1]	5.000		09/01/2031	1,055,028

20        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$1,775,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000%		08/01/2036	$1,783,911
2,000,000	University of Virginia[1]	5.000		04/01/2038	2,392,640
3,990,000	University of Virginia[1]	5.000		06/01/2043	4,612,520
3,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2029	3,571,710
1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		10/01/2038	1,081,220
5,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	4.750		07/01/2020	5,013
55,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	5.000		07/01/2028	55,176
2,470,000	VA Resources Authority, Series C1	5.000		11/01/2030	2,970,323
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	272,080
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	273,860
2,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	[3]	06/01/2046	1,950,680
43,355,000	VA Tobacco Settlement Financing Corp.	10.781	[2]	06/01/2047	3,693,412
160,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	170,253
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	580,409
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	298,007
					49,039,903

U.S. Possessions—25.5%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	36,432
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	874,155
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	142,202
350,000	Guam Power Authority, Series A1	5.000		10/01/2027	393,956
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	140,384
1,860,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,875,643
1,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,273,048
1,000,000	Puerto Rico Commonwealth GO6	5.500		07/01/2026	458,750
1,000,000	Puerto Rico Commonwealth GO6	5.500		07/01/2039	458,750
1,500,000	Puerto Rico Commonwealth GO6	5.750		07/01/2036	688,125
1,000,000	Puerto Rico Commonwealth GO6	6.000		07/01/2029	458,750
1,000,000	Puerto Rico Commonwealth GO6	6.000		07/01/2039	458,750
2,600,000	Puerto Rico Commonwealth GO6	6.500		07/01/2037	1,192,750
1,000,000	Puerto Rico Commonwealth GO6	6.500		07/01/2040	458,750
80,550	Puerto Rico Electric Power Authority[6]	10.000		07/01/2019	38,819
80,550	Puerto Rico Electric Power Authority[6]	10.000		07/01/2019	38,819
83,109	Puerto Rico Electric Power Authority[6]	10.000		01/01/2021	40,084
83,109	Puerto Rico Electric Power Authority[6]	10.000		07/01/2021	40,096
27,702	Puerto Rico Electric Power Authority[6]	10.000		01/01/2022	13,401
27,703	Puerto Rico Electric Power Authority[6]	10.000		07/01/2022	13,401
2,000,000	Puerto Rico Electric Power Authority, Series A6	6.750		07/01/2036	965,000
230,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	110,975

21        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$600,000	Puerto Rico Electric Power Authority, Series XX6	5.750%		07/01/2036	$289,500
245,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2025	118,212
275,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2026	132,687
150,000	Puerto Rico Highway & Transportation Authority[6]	5.000		07/01/2028	1,875
200,000	Puerto Rico Highway & Transportation Authority[6]	5.500		07/01/2023	47,750
40,000	Puerto Rico Infrastructure[4]	5.000		07/01/2046	2,750
1,000,000	Puerto Rico Infrastructure, FGIC[7]	6.995	[2]	07/01/2033	230,550
820,000	Puerto Rico Infrastructure, FGIC[7]	7.046	[2]	07/01/2042	121,836
1,545,000	Puerto Rico Infrastructure (Mepsi Campus)[6]	6.250		10/01/2024	788,877
905,000	Puerto Rico Infrastructure (Mepsi Campus)[6]	6.500		10/01/2037	449,233
50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100		04/01/2038	42,707
285,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	224,190
185,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	181,552
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	68,988
125,000	Puerto Rico ITEMECF (University Plaza), NPFGC[1]	5.000		07/01/2021	126,083
1,000,000	Puerto Rico Public Buildings Authority[6]	5.375		07/01/2033	432,500
250,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	108,125
1,515,000	Puerto Rico Public Buildings Authority[6]	6.750		07/01/2036	655,237
2,000,000	Puerto Rico Public Buildings Authority[6]	7.000		07/01/2021	865,000
500,000	Puerto Rico Public Buildings Authority[6]	7.000		07/01/2025	216,250
250,000	Puerto Rico Public Finance Corp., Series B6	5.500		08/01/2031	8,125
1,000,000	Puerto Rico Public Finance Corp., Series B6	6.000		08/01/2026	32,500
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500		08/01/2042	208,750
4,125,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.750		08/01/2037	861,094
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.375		08/01/2039	208,750
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.500		08/01/2044	626,250
585,000	Puerto Rico Sales Tax Financing Corp., Series A6	7.886	[2]	08/01/2034	39,558
1,255,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.375		08/01/2038	261,981
250,000	Puerto Rico Sales Tax Financing Corp., Series C6	6.750	[3]	08/01/2032	52,188
					17,574,138

Total Investments, at Value (Cost $90,201,750)—104.6%					72,002,327
Net Other Assets (Liabilities)—(4.6)					(3,149,325)
Net Assets—100.0%					$68,853,002

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

22        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
NPFGC	National Public Finance Guarantee Corp.
TASC	Tobacco Settlement Asset-Backed Bonds

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017 Unaudited

Assets
Investments, at value (cost $90,201,750)—see accompanying statement of investments	$72,002,327
Cash	431,700
Receivables and other assets:
Interest	550,534
Shares of beneficial interest sold	2,849
Other	16,830

Total assets	73,004,240
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	4,000,000
Dividends	45,408
Shares of beneficial interest redeemed	23,651
Distribution and service plan fees	13,484
Trustees’ compensation	5,191
Shareholder communications	3,228
Interest expense on borrowings	1,394
Other	58,882

Total liabilities	4,151,238
Net Assets	$68,853,002

Composition of Net Assets
Par value of shares of beneficial interest	$8,840
Additional paid-in capital	98,047,580
Accumulated net investment income	2,389,250
Accumulated net realized loss on investments	(13,393,245)
Net unrealized depreciation on investments	(18,199,423)

Net Assets	$68,853,002

24        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $43,416,432 and 5,569,504 shares of beneficial interest outstanding)	$7.80

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.19

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $421,593 and 54,221 shares of beneficial interest outstanding)	$7.78

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,080,893 and 2,326,752 shares of beneficial interest outstanding)	$7.77

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $6,934,084 and 889,949 shares of beneficial interest outstanding)	$7.79

See accompanying Notes to Financial Statements.

25        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended September 30, 2017 Unaudited

Investment Income
Interest	$827,962
Expenses
Management fees	212,758
Distribution and service plan fees:
Class A	59,110
Class B	4,020
Class C	103,709
Transfer and shareholder servicing agent fees:
Class A	24,047
Class B	402
Class C	10,377
Class Y	3,858
Shareholder communications:
Class A	4,328
Class B	404
Class C	2,498
Class Y	1,276
Legal, auditing and other professional fees	50,106
Borrowing fees	38,692
Interest expense on borrowings	20,019
Trustees’ compensation	526
Custodian fees and expenses	226
Other	3,328

Total expenses	539,684
Less waivers and reimbursements of expenses	(90,711)

Net expenses	448,973
Net Investment Income	378,989
Realized and Unrealized Loss
Net realized loss on investment transactions	(146,544)
Net change in unrealized appreciation/depreciation on investment transactions	(3,122,052)
Net Decrease in Net Assets Resulting from Operations	$(2,889,607)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
Operations
Net investment income	$378,989	$4,944,190
Net realized loss	(146,544)	(13,742,000)
Net change in unrealized appreciation/depreciation	(3,122,052)	16,956,838

Net increase (decrease) in net assets resulting from operations	(2,889,607)	8,159,028

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,344,539)	(3,188,462)
Class B	(19,578)	(61,738)
Class C	(503,836)	(1,196,713)
Class Y	(215,117)	(457,201)

	(2,083,070)	(4,904,114)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,995,294)	(7,347,816)
Class B	(500,394)	(642,032)
Class C	(2,108,594)	(3,419,761)
Class Y	376,807	(1,238,404)

	(6,227,475)	(12,648,013)

Net Assets
Total decrease	(11,200,152)	(9,393,099)
Beginning of period	80,053,154	89,446,253

End of period (including accumulated net investment income of $2,389,250 and $4,093,331, respectively)	$68,853,002	$80,053,154

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended September 30, 2017 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(2,889,607)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(719,429)
Proceeds from disposition of investment securities	13,024,255
Short-term investment securities, net	290,152
Premium amortization	847,933
Discount accretion	(652,748)
Net realized loss on investment transactions	146,544
Net change in unrealized appreciation/depreciation on investment transactions	3,122,052
Change in assets:
Decrease in other assets	15,055
Decrease in interest receivable	469,529
Change in liabilities:
Increase in other liabilities	870

Net cash provided by operating activities	13,654,606

Cash Flows from Financing Activities
Proceeds from borrowings	9,300,000
Payments on borrowings	(14,600,000)
Proceeds from shares sold	3,569,408
Payments on shares redeemed	(11,488,880)
Cash distributions paid	(375,935)

Net cash used in financing activities	(13,595,407)
Net increase in cash	59,199
Cash, beginning balance	372,501

Cash, ending balance	$431,700

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,702,536.

Cash paid for interest on borrowings—$22,815.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.01	$8.60	$8.45	$9.84	$9.57
Income (loss) from investment operations:
Net investment income[2]	0.05	0.50	0.60	0.63	0.60	0.57
Net realized and unrealized gain (loss)	(0.36)	0.33	(0.65)	0.04	(1.48)	0.24

Total from investment operations	(0.31)	0.83	(0.05)	0.67	(0.88)	0.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.50)	(0.54)	(0.52)	(0.51)	(0.54)
Net asset value, end of period	$7.80	$8.34	$8.01	$8.60	$8.45	$9.84

Total Return, at Net Asset Value[3]	(3.81)%	10.58%	(0.46)%	8.06%	(8.86)%	8.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,416	$50,493	$55,821	$69,049	$73,784	$111,710
Average net assets (in thousands)	$47,909	$52,655	$60,740	$71,255	$87,104	$102,747
Ratios to average net assets:[4]
Net investment income	1.20%	6.10%	7.39%	7.16%	6.86%	5.74%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.01%	0.96%	0.97%	0.89%
Interest and fees from borrowings	0.15%	0.44%	0.66%	0.28%	0.14%	0.05%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.02%[5]	0.05%[5]	0.10%[5]	0.10%[5]

Total expenses	1.21%	1.49%	1.69%	1.29%	1.21%	1.04%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.95%	1.24%	1.48%	1.13%	1.04%	0.95%
Portfolio turnover rate	1%	26%	15%	11%	25%	16%

29        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class B	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.32	$7.99	$8.58	$8.43	$9.82	$9.56
Income (loss) from investment operations:
Net investment income[2]	0.02	0.45	0.54	0.57	0.54	0.49
Net realized and unrealized gain (loss)	(0.36)	0.32	(0.65)	0.04	(1.48)	0.24

Total from investment operations	(0.34)	0.77	(0.11)	0.61	(0.94)	0.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.44)	(0.48)	(0.46)	(0.45)	(0.47)
Net asset value, end of period	$7.78	$8.32	$7.99	$8.58	$8.43	$9.82

Total Return, at Net Asset Value[3]	(4.18)%	9.79%	(1.21)%	7.28%	(9.56)%	7.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$422	$964	$1,551	$4,390	$7,148	$9,659
Average net assets (in thousands)	$798	$1,155	$2,594	$5,589	$7,859	$9,914
Ratios to average net assets:[4]
Net investment income	0.49%	5.46%	6.46%	6.45%	6.14%	5.00%
Expenses excluding specific expenses listed below	1.90%	1.85%	1.78%	1.71%	1.77%	1.69%
Interest and fees from borrowings	0.15%	0.44%	0.66%	0.28%	0.14%	0.05%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.02%[5]	0.05%[5]	0.10%[5]	0.10%[5]

Total expenses	2.05%	2.29%	2.46%	2.04%	2.01%	1.84%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.70%	1.99%	2.23%	1.88%	1.79%	1.70%
Portfolio turnover rate	1%	26%	15%	11%	25%	16%

31        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class C	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.31	$7.99	$8.57	$8.43	$9.81	$9.55
Income (loss) from investment operations:
Net investment income[2]	0.02	0.44	0.54	0.57	0.54	0.49
Net realized and unrealized gain (loss)	(0.36)	0.32	(0.64)	0.03	(1.47)	0.23

Total from investment operations	(0.34)	0.76	(0.10)	0.60	(0.93)	0.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.44)	(0.48)	(0.46)	(0.45)	(0.46)
Net asset value, end of period	$7.77	$8.31	$7.99	$8.57	$8.43	$9.81

Total Return, at Net Asset Value[3]	(4.19)%	9.66%	(1.08)%	7.16%	(9.47)%	7.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,081	$21,516	$24,054	$33,394	$30,526	$46,525
Average net assets (in thousands)	$20,667	$22,475	$27,348	$32,395	$36,368	$42,785
Ratios to average net assets:[4]
Net investment income	0.44%	5.36%	6.63%	6.40%	6.12%	4.98%
Expenses excluding specific expenses listed below	1.82%	1.82%	1.77%	1.72%	1.74%	1.66%
Interest and fees from borrowings	0.15%	0.44%	0.66%	0.28%	0.14%	0.05%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.02%[5]	0.05%[5]	0.10%[5]	0.10%[5]

Total expenses	1.97%	2.26%	2.45%	2.05%	1.98%	1.81%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.70%	1.99%	2.23%	1.88%	1.79%	1.70%
Portfolio turnover rate	1%	26%	15%	11%	25%	16%

33        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.33	$8.01	$8.59	$8.45	$9.84	$9.57
Income (loss) from investment operations:
Net investment income[2]	0.05	0.50	0.60	0.64	0.60	0.58
Net realized and unrealized gain (loss)	(0.36)	0.32	(0.64)	0.03	(1.47)	0.24

Total from investment operations	(0.31)	0.82	(0.04)	0.67	(0.87)	0.82
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.50)	(0.54)	(0.53)	(0.52)	(0.55)
Net asset value, end of period	$7.79	$8.33	$8.01	$8.59	$8.45	$9.84

Total Return, at Net Asset Value[3]	(3.81)%	10.46%	(0.33)%	8.03%	(8.81)%	8.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,934	$7,080	$8,020	$14,158	$12,826	$17,272
Average net assets (in thousands)	$7,688	$7,524	$9,673	$14,374	$12,634	$14,125
Ratios to average net assets:[4]
Net investment income	1.09%	6.13%	7.32%	7.21%	6.86%	5.83%
Expenses excluding specific expenses listed below	0.82%	0.81%	0.78%	0.72%	0.74%	0.68%
Interest and fees from borrowings	0.15%	0.44%	0.66%	0.28%	0.14%	0.05%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.02%[5]	0.05%[5]	0.10%[5]	0.10%[5]

Total expenses	0.97%	1.25%	1.46%	1.05%	0.98%	0.83%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.95%	1.24%	1.46%	1.05%	0.98%	0.83%
Portfolio turnover rate	1%	26%	15%	11%	25%	16%

35        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income.

The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

37        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended March 31, 2017, the Fund did not utilize any capital loss

38        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$2,507,487
No expiration	10,739,088

Total	$13,246,575

At period end, it is estimated that the capital loss carryforwards would be $2,507,487 expiring by 2018 and $10,885,632, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$90,201,875

Gross unrealized appreciation	$5,685,817
Gross unrealized depreciation	(23,885,365)

Net unrealized depreciation	$(18,199,548)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

39        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

40        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Columbia	$—	$5,388,286	$—	$5,388,286
Virginia	—	48,035,587	1,004,316	49,039,903
U.S. Possessions	—	17,574,138	—	17,574,138

Total Assets	$—	$70,998,011	$1,004,316	$72,002,327

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

41        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$284,792	$ (284,792)

Total Assets	$284,792	$ (284,792)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of March 31, 2017	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$1,004,477	$(1,205)	$1,044
U.S. Possessions	284,792	—	—

Total Assets	$1,289,269	$(1,205)	$1,044

a. Included in net investment income.

	Transfers out of Level 3	Value as of September 30, 2017
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$—	$1,004,316
U.S. Possessions	(284,792)	—

Total Assets	$(284,792)	$1,004,316

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investment, at Value
Municipal Bonds and Notes
Virginia	$(1,205)

Total	$(1,205)

42        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

3. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of September 30, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes Virginia	$1,004,316	Pricing service	N/A	N/A	N/A	(a)

Total	$1,004,316

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$30,510,341
Market Value	$11,731,537
Market Value as % of Net Assets	17.04%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations

43        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

44        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended September 30, 2017		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	144,332	$1,197,313	343,765	$2,836,796
Dividends and/or distributions reinvested	131,701	1,080,935	320,178	2,633,081
Redeemed	(762,016)	(6,273,542)	(1,576,647)	(12,817,693)

Net decrease	(485,983)	$(3,995,294)	(912,704)	$(7,347,816)

Class B
Sold	—	$—	1	$5
Dividends and/or distributions reinvested	2,371	19,447	7,476	61,298
Redeemed	(64,104)	(519,841)	(85,639)	(703,335)

Net decrease	(61,733)	$(500,394)	(78,162)	$(642,032)

Class C
Sold	29,661	$244,015	164,526	$1,349,033
Dividends and/or distributions reinvested	51,914	424,894	122,642	1,005,654
Redeemed	(343,129)	(2,777,503)	(710,575)	(5,774,448)

Net decrease	(261,554)	$(2,108,594)	(423,407)	$(3,419,761)

Class Y
Sold	256,219	$2,130,179	309,328	$2,516,727
Dividends and/or distributions reinvested	21,630	177,260	41,722	342,747
Redeemed	(237,475)	(1,930,632)	(503,170)	(4,097,878)

Net increase (decrease)	40,374	$376,807	(152,120)	$(1,238,404)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$719,429	$13,024,255

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

45        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2017	814

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees

46        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2017	$1,872	$—	$116	$5

47        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$61,041
Class B	1,360
Class C	27,349
Class Y	961

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.2596% at period end). The Fund pays additional fees monthly to its

48        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.2596%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$3,683,607
Average Daily Interest Rate	1.124%
Fees Paid	$21,058
Interest Paid	$22,815

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of

49        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$5,945

10. Subsequent Event

During the reporting period there were two hurricanes that impacted Puerto Rico and the U.S. Virgin Islands causing significant damages. Subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 6%.

50        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

51        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state long category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses, net of waivers, were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

52        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering
Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

55        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0576.001.0917 November 21, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017